EXECUTION VERSION

                       FIRST AMENDMENT TO CREDIT AGREEMENT

      THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of June 26, 1998, is entered into by and among:

                  (1)  QUANTUM CORPORATION, a Delaware corporation ("Borrower");

                  (2) Each of the financial institutions listed in Schedule I to the Credit Agreement referred to in Recital A below (collectively, the "Banks") that execute this Amendment; and

                  (3) CANADIAN IMPERIAL BANK OF COMMERCE, as administrative agent for the Banks (in such capacity, the "Administrative Agent").


                                    RECITALS

         A. Each of (i) Borrower, (ii) the Banks, (iii) the Administrative Agent, (iv) ABN AMRO Bank, N.V., San Francisco International Branch ("ABN") and CIBC Inc., as co-arrangers for the Banks, (v) Bank of America National Trust and Savings Association, as documentation agent for the Banks, (vi) ABN, as syndication agent for the Banks and (vii) BankBoston, N.A., The Bank of Nova Scotia, Fleet National Bank and The Industrial Bank of Japan, Limited, as co-agents for the Banks, are parties to a Credit Agreement dated as of June 6, 1997 (the "Credit Agreement").

         B. Borrower has requested the Banks and Administrative Agent to amend the Credit Agreement in certain respects.

         C. The Banks executing this Amendment and Administrative Agent are willing so to amend the Credit Agreement upon the terms and subject to the conditions set forth below.


                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Banks executing this Amendment and Administrative Agent hereby agree as follows:


         1. Definitions, Interpretation. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Credit Agreement, as amended by this Amendment. The rules of construction set forth in Section I of the Credit Agreement shall, to the extent not inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.


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         2. Amendments to Credit  Agreement.  Subject to the satisfaction of the conditions set forth in Paragraph 4 below, the Credit Agreement is hereby amended as follows:

                  (a) Paragraph 1.01 is amended by adding thereto, in the appropriate alphabetical order, the definitions of the terms "ATL" and "ATL Acquisition", "ATL In-Process R&D Charge", and "Year 2000 Problem" to read in their entirety as follows:

                           "ATL"  shall  mean ATL  Products,  Inc.,  a  Delaware
                  corporation.

                           "ATL Acquisition" shall mean the proposed acquisition
                  by Borrower of ATL during Borrower's fiscal year 1999 which, if consummated, will be paid in Equity Securities of Borrower at an exchange price of $29.00 per share.

                           "ATL   In-Process   R&D   Charge"   shall   mean  the
                  non-recurring charge, not to exceed $150,000,000 (pre-tax) in the aggregate, taken by Borrower in Borrower's fiscal year 1999 as a result of write-offs of in process research and development expenses and charges incurred in connection with the consummation of the ATL Acquisition.

                           "ATL  Non-Recurring  Integration  Charges" shall mean
                  the non-recurring integration expenses and charges not to exceed $10,000,000 (pre-tax) in the aggregate, taken by Borrower in Borrower's fiscal year 1999 as a result of write-offs of business combination expenses and charges incurred in connection with the consummation of the ATL Acquisition.

                           "Year 2000 Problem" shall mean the risk that computer
                  applications used by Borrower and its Subsidiaries may be unable to properly recognize and perform date-sensitive functions involving certain dates on or after December 31, 1999.

                  (b) Paragraph 4.01 is amended by adding a new subparagraph 4.01(u) immediately after subparagraph 4.01(t) to read in its entirety as follows:

                           (u) Year 2000 Compliance. Borrower and its Subsidiaries have reviewed or are reviewing the areas within their business and operations which reasonably could be expected to be adversely affected by, and have developed or are developing a program to address on a timely and adequate basis, the Year 2000 Problem and intend to make appropriate inquiry of material suppliers and vendors. Upon the completion of such ongoing review and development of such a program, Borrower and its Subsidiaries believe that they will be able to timely and adequately address the Year 2000 Problem such that it could not reasonably be expected to have a Material Adverse Effect.

                  (c) Clause (iii) of Subparagraph 5.01(a) is hereby amended to read in its entirety as follows:

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                           (iii)   Contemporaneously   with  the  quarterly  and
                  year-end  Financial   Statements  required  by  the  foregoing
                  clauses (i) and (ii), (A) a certificate of an Executive Officer of Borrower in the form of Exhibit E, appropriately completed, together with (1) such financial computations as Agents may reasonably request to determine compliance with the terms of this Agreement (a "Compliance Certificate") and (2) a statement by such Executive Officer of Borrower that the remediation efforts of Borrower and its Subsidiaries with respect to the Year 2000 Problem are proceeding as scheduled and that neither Borrower nor its Subsidiaries has received a management letter or other communication from an auditor, regulator or third party consultant indicating that Borrower or its Subsidiaries is failing to address the Year 2000
                  Problem;   and  (B)  management's   discussion  of  Borrower's
                  operations for the period covered by such Financial Statements in the form supplied to Borrower's stockholders, including a comparison with Borrower's operations for the corresponding quarter in the immediately preceding fiscal year or with the immediately preceding fiscal year, as the case may be, as set forth in Borrower's 10-K and 10-Q reports filed by Borrower or any of its Subsidiaries with the Securities and Exchange Commission;

                  (d) Subparagraph 5.02(e) is amended by (i) deleting the "and" appearing at the end of clause (xviii), (ii) renumbering clause (xix) as clause (xx), and (iii) adding a new clause (xix) immediately after clause (xviii) to read in its entirety as follows:

                           (xix) Investments by Borrower in ATL in connection with the consummation of the ATL Acquisition; and

                  (e) Clause (iv) of Subparagraph 5.02(f) is amended to read in its entirety as follows:

                           (iv) Borrower may purchase Equity Securities pursuant
                  to stock repurchase programs, provided that the aggregate payments under such programs do not exceed (A) during fiscal year 1999, twenty-three percent (23%) of Tangible Net Worth as determined as of the fiscal quarter ending March 31, 1998 and
                  (B) during all other fiscal years, ten percent (10%) of Tangible Net Worth as determined as of the fiscal quarter immediately preceding the date of determination.

                  (f) Clause (ii) of Subparagraph 5.02(l) is hereby amended to read in its entirety as follows:

                           (ii) Borrower shall not permit its Tangible Net Worth
                  on any date of determination (such date to be referred to herein as a "determination date") which occurs after March 31, 1997 (such date to be referred to herein as the "base date") to be less than the sum on such determination date of the following:

                                    (A)     $760,000,000;

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


                                      plus

                                    (B) Seventy-five percent (75%) of the sum of
                           Borrower's consolidated quarterly net income (ignoring any quarterly losses) for each quarter after the base date through and including the quarter ending immediately prior to the determination date;

                                      plus

                                    (C) Ninety percent (90%) of the Net Proceeds
                           derived  from  the  conversion  of  the   Convertible
                           Subordinated Debentures;

                                      plus

                                    (D)  Seventy-five  percent  (75%) of the Net
                           Proceeds of all Equity Securities issued by Borrower and its Subsidiaries (excluding any issuance where the total proceeds are less than $10,000,000) during the period commencing on the base date and ending on the determination date; provided, however, that (1) the Net Proceeds of all Equity Securities issued by Borrower in connection with the consummation of the ATL Acquisition and (2) the Net Proceeds of all Equity Securities issued by Borrower as a result of the failed consummation of the ATL Acquisition shall not be included;

                                      plus

                                    (E) If the ATL  Acquisition is  consummated,
                           for the period ending December 31, 1998, seventy-five percent of the sum of (1) the aggregate amount of all Equity Securities issued by Borrower in connection with the ATL Acquisition less (2) the aggregate amount paid by Borrower for all Equity Securities purchased in connection with the ATL Acquisition; provided, however, that if the ATL Acquisition is not consummated, for the period ending March 31, 1999, seventy-five percent (75%) of the sum of (x) all amounts paid by Borrower to purchase its Equity
                           Securities in connection with the ATL Acquisition less (y) the Net Proceeds of all Equity Securities issued by Borrower as a result of the failed consummation of the ATL Acquisition;

                                      minus

                                    (F) the lesser of (1) the  aggregate  amount
                           paid by Borrower to repurchase  its capital stock and
                           (2) $50,000,000; provided, however, that with respect to the period in which the ATL Acquisition is consummated, amounts to be deducted hereunder shall not be included;

                                      minus

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

                                    (G) an amount equal to the  after-tax sum of
                           any ATL In-Process R&D Charge.

                  (g) Clause (iii) of Subparagraph 5.02(l) is hereby amended to read in its entirety as follows:

                           (iii) In any consecutive four-quarter period, Borrower shall not permit (A) more than two quarterly net losses aggregating to more than five percent (5%) of its Tangible Net Worth as determined as of the fiscal quarter immediately preceding the date of determination or (B) its cumulative net income for any consecutive four-quarter period to be less than one Dollar; provided, however, that for purposes of calculating Borrower's net income for any period which includes the quarters ending on June 30, 1998, September 30, 1998 and December 31, 1998, such calculation shall exclude the ATL In-Process R&D Charge and the ATL Non-Recurring Integration Charges.


         3. Representations and Warranties. Borrower hereby represents and warrants to Administrative Agent and the Banks that the following are true and correct on the date of this Amendment and that, after giving effect to the amendments set forth in Paragraph 2 above, the following will be true and correct on the Effective Date (as defined below):

                  (a) The representations and warranties of Borrower and its Subsidiaries set forth in Paragraph 4.01 and in the other Credit Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true and correct in all material respects as of such date);

                  (b) No Default or Event of Default has occurred and is continuing; and

                  (c) Each of the Credit Documents is in full force and effect.

(Without limiting the scope of the term "Credit Documents," Borrower expressly acknowledges in making the representations and warranties set forth in this Paragraph 3 that, on and after the date hereof, such term includes this Amendment.)


         4. Effective Date. The amendments effected by Paragraph 2 above shall become effective on June 26, 1998 (the "Effective Date"), subject to receipt by Administrative Agent and the Banks on or prior to the Effective Date of the following, each in form and substance satisfactory to Administrative Agent, the Banks executing this Amendment and their respective counsel:

                  (a) This Amendment duly executed by Borrower, the Majority Banks and Administrative Agent;

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


                  (b) A Certificate of the Secretary or an Assistant Secretary of Borrower, dated the Effective Date, certifying that (i) the Certificate of Incorporation and Bylaws of Borrower, in the form delivered to Administrative Agent on the Closing Date, are in full force and effect and have not been amended, supplemented, revoked or repealed since such date, (ii) that the resolution of the Borrower, in the form delivered to Administrative Agent on the Closing Date, is in full force and effect and has not been amended, supplemented, revoked or repealed since such date, and (iii) the incumbency, signatures and authority of the officers of Borrower authorized to execute, deliver and perform the Credit Agreement, this Amendment, the other Credit Documents and all other documents, instruments or agreements relating thereto executed or to be executed by Borrower and indicating each such officer which is an Executive Officer or Authorized Financial Officer;

                  (c) A nonrefundable amendment fee equal to one-twentieth of one percent (0.05%) of the Total Commitment to be shared among the Banks that execute this Amendment on or before June 30, 1998 pro rata in accordance with such Banks' respective Proportionate Share; and

                  (d) Such other evidence as Administrative Agent or any Bank executing this Amendment may reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in this Amendment and the other Credit Documents.


         5. Effect of this Amendment. On and after the Effective Date, each reference in the Credit Agreement and the other Credit Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. Except as specifically amended above, (a) the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Banks or Administrative Agent, nor constitute a waiver of any provision of the Credit Agreement or any other Credit Document.


         6.       Miscellaneous.

                  (a) Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

                  (b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

                  (c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.



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


         IN WITNESS WHEREOF, Borrower, Administrative Agent and the Banks executing this Amendment have caused this Amendment to be executed as of the day and year first above written.

                          QUANTUM CORPORATION


                          By:   /s/ Anthony H. Lewis, Jr.
                                Name:   Anthony H. Lewis, Jr.
                                Title:  Vice President, Finance & Treasurer

                          CANADIAN IMPERIAL BANK OF COMMERCE,
                          as Administrative Agent


                          By:   /s/ Cyd Petre
                                Name:   Cyd Petre
                                Title:  Executive Director

                          ABN AMRO BANK N.V., San Francisco
                          International Branch, as a Bank


                          By:   /s/ Robin S. Yim
                                Name:   Robin S. Yim
                                Title:  Group Vice President

                          By:   /s/ Thomas R. Wagner
                                Name:   Thomas R. Wagner
                                Title:  Group Vice President

                          CIBC INC., as a Bank


                          By:   /s/ Cyd Petre
                                Name:   Cyd Petre
                                Title:  Executive Director

                          BANK OF AMERICA NATIONAL TRUST AND
                          SAVINGS ASSOCIATION, as a Bank


                          By:   /s/ Kevin McMahon
                                Name:   Kevin McMahon
                                Title:  Managing Director



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


                          BANKBOSTON, N.A., as a Bank


                          By:   /s/ Elizabeth Passela
                                Name:   Elizabeth Passela
                                Title:  Director


                          THE BANK OF NOVA SCOTIA, as a Bank


                          By:   /s/ Chris Osborn
                                Name:   Chris Osborn
                                Title:  Relationship Manager


                          FLEET NATIONAL BANK, as a Bank


                          By:   /s/ Mathew M. Glauninger
                                Name:   Mathew M. Glauninger
                                Title:  VP


                          THE INDUSTRIAL BANK OF JAPAN, LIMITED, as a Bank


                          By:   /s/ Haruhiko Masuda
                                Name:   Haruhiko Masuda
                                Title:  Deputy General Manager


                          BANQUE NATIONALE DE PARIS, as a Bank


                          By:    /s/Michael D. McCorriston/Rafael C. Lumanlan
                                 Name: Michael D. McCorriston/Rafael C. Lumanlan
                                 Title: Vice President/Vice President

                          THE MITSUBISHI TRUST AND BANKING
                          CORPORATION, LOS ANGELES AGENCY, as a Bank


                          By:   /s/ Yasushi Satomi
                                Name:   Yasushi Satomi
                                Title:  Senior Vice President


                          UNION BANK OF CALIFORNIA, N.A., as a Bank


                          By:   /s/ Patrick Clemens
                                Name:   Patrick Clemens
                                Title:  Assistant Vice President


                          THE FUJI BANK, LIMITED, as a Bank


                          By:   /s/ Keiichi Ozawa
                                Name:   Keiichi Ozawa
                                Title:  Joint General Manager


                          ROYAL BANK OF CANADA, as a Bank


                          By:   /s/ Stephen S. Hughes
                                Name:   Stephen S. Hughes
                                Title:  Senior Manager


                          DEUTSCHE BANK A.G., NEW YORK AND/OR
                          CAYMAN ISLANDS BRANCHES, as a Bank


                          By:   /s/ Andre Heitbaum
                                Name:   Andre Heitbaum
                                Title:  Asst. Vice President

                          By:   /s/ William W. McGinty
                                Name:   William W. McGinty
                                Title:  Director

                          KEYBANK NATIONAL ASSOCIATION, as a Bank


                          By:   /s/ Kevin P. McBride
                                Name:   Kevin P. McBride
                                Title:  Vice President


                          THE LONG-TERM CREDIT BANK OF JAPAN, LTD., as a Bank


                          By:   /s/ Noboru Akahane
                                Name:   Noboru Akahane
                                Title:  Deputy General Manager


                          MELLON BANK, as a Bank


                          By:   /s/ Edwin H. Wiest
                                Name:   Edwin H. Wiest
                                Title:  First Vice President


                          SANWA BANK LIMITED, SAN FRANCISCO BRANCH, as a Bank


                          By:   /s/ Makoto Sato
                                Name:   Makoto Sato
                                Title:  General Manager


                          THE SUMITOMO TRUST AND BANKING CO., LTD., as a Bank


                          By:   /s/ Ninoos Y. Benjamin
                                Name:   Ninoos Y. Benjamin
                                Title:  Senior Vice President & Manager

                          PARIBAS, as a Bank


                          By:   /s/ Paul Runge
                                Name:   Paul Runge
                                Title:  Managing Director


                          PARIBAS, as a Bank


                          By:   /s/ Nanci Meyer
                                Name:   Nanci Meyer
                                Title:  Vice President


                          THE SUMITOMO BANK, LIMITED, as a Bank


                          By:   /s/ Kozo Masaki
                                Name:   Kozo Masaki
                                Title:  General Manager



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